SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of Report (date of earliest event reported): January 27, 2006
                                                     ----------------

                         FREESTAR TECHNOLOGY CORPORATION
                        --------------------------------
               (Exact Name of Company as Specified in Its Charter)

         Nevada                         0-28749               88-0447457
-----------------------------    ------------------------     -------------
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                    60 Lower Baggot Street, Dublin 2 Ireland
                    ----------------------------------------
                    (Address of Principal Executive Offices)

         Company's telephone number, including area code: 353 1 602 4757
                                                          ---------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

        [ ] Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

On January 27, 2006, FreeStar Technology Corporation (the "Company") signed subscription agreements with a group of offshore investors (the "Investors") led by Swedish financier, analyst and writer Soren Moberg for the sale of an aggregate of $9.2 million in Company common stock, plus warrants (the "Financing").

The Company will issue 46 million newly issued shares of restricted common stock under Regulation S at $0.20 per share, plus warrants to purchase 50 million shares of Company common stock with two-year exercise periods and strike prices ranging from $1.50 to $8.50, as set forth below. Pursuant to the terms of the Financing agreed to by the Company and the Investors, the Company will issue all 46 million shares immediately, which will be held in escrow by Carl Hessel ("Escrow Holder"), a director and major stockholder of the Company based in Gevena, Switzerland, along with the warrants. The Investors are to make the first payment of $4.6 million dollars within 7 days of the issuance of the shares and a second payment of $4.6 million dollars within four months thereafter. One-half of the shares and warrants will be released by the Escrow Holder to the Investors upon receipt of the first payment and the second half of the shares and warrants will be released by the Escrow Holder upon receipt of the second payment from the Investors. If any Investor fails to make the required payments, such Investor's portion of the shares and warrants will be returned to the Company by the Escrow Agent for cancellation.

The warrants to be issued pursuant to the Financing are as follows:

         Exercise Price       Number of shares of Company Common Stock
         per share            underlying Warrants

         $1.50                14 million shares
         $2.50                11 million shares
         $4.50                7 million shares
         $5.50                7 million shares
         $6.50                7 million shares
         $8.50                4 million shares


All warrants have a two-year exercise period from the date of issuance of the warrants. No registration rights were granted to the Investors in connection with the Financing and the shares and warrants issued in the Financing will be restricted securities, subject to the applicable restrictions set forth in Regulation S promulgated under the Securities Act of 1933, as amended.

C20 Investments assisted as a placement agent for the Financing and will receive
4.6 million shares of Company common stock, plus warrants to purchase 13 million shares, as compensation for its services with respect to the Financing. The warrants to be issued to C20 have a two-year exercise period and the following strike prices: warrants to purchase twelve million shares at $1.00 and warrants to purchase one million shares at $1.50.

The form of subscription agreement and form of warrant used in the Financing are attached hereto as Exhibits 10.1 and 10.2, respectively. All dollar amounts referenced herein are in U.S. dollars.

ITEM 8.01.   OTHER EVENTS.

On February 1, 2006, FreeStar Technology Corporation issued a press release announcing a sale of common stock and warrants described in Item 3.02 of this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.  Description of Exhibit

10.1         Form of Subscription Agreement
10.2         Form of Warrant
99.1         Press Release of FreeStar Technology Corporation, dated February 1,
             2006.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FREESTAR TECHNOLOGY CORPORATION


Dated: February 1, 2006                By:  /s/ Paul Egan
                                           -------------------------------------
                                                Paul Egan, President


                                 EXHIBIT INDEX

Number       Description

10.1         Form of Subscription Agreement
10.2         Form of Warrant
99.1         Press Release of FreeStar Technology Corporation, dated February 1,
             2006.